As filed with the Securities and Exchange Commission on August 2, 2013

No. 333-189308

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Amendment No. 2

to

FORM S-4

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933

TRONOX FINANCE LLC

Additional Registrants Listed on Schedule A Hereto

(Exact name of registrant as specified in its charter)

Delaware	2810	46-0699347
(State or other jurisdiction of incorporation or organization)	(Primary Standard Industrial Classification Code Number)	(I.R.S. Employer Identification No.)

One Stamford Plaza 263 Tresser Boulevard, Suite 1100 Stamford, Connecticut 06901 (203) 705-3800

(Address, including zip code, and telephone number, including area code, of registrant’s principal executive offices)

Michael J. Foster

General Counsel

Tronox Limited

One Stamford Plaza

263 Tresser Boulevard, Suite 1106

Stamford, Connecticut 06901

(203) 705-3800

(Name, address, including zip code, and telephone number, including area code, of agent for service)

Copies of all communications, including communications sent to agent for service, should be sent to:

Christian O. Nagler

Kirkland & Ellis LLP

601 Lexington Avenue

New York, NY 10022

(212) 446-4800

Approximate date of commencement of proposed sale to the public:

The exchange will occur as soon as practicable after the effective date of this Registration Statement.

If the securities being registered on this Form are being offered in connection with the formation of a holding company and there is compliance with General Instruction G, check the following box.  ☐

If this Form is filed to registered additional securities for an offering pursuant to Rule 462(b) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering.  ☐

If this Form is a post-effective amendment filed pursuant to Rule 462(d) under the Securities act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering.  ☐

Indicate by check mark whether the registrant is a large accelerated filer, a non-accelerated filer, or a smaller reporting company. See the definitions of “large accelerated filer,” “accelerated filer” and “smaller reporting company” in Rule 12b-2 of the Exchange Act. (Check one):

Large accelerated filer	☐	Accelerated filer	☐

Non-accelerated filer	☒ (Do not check if a smaller reporting company)	Smaller reporting company	☐

If applicable, place an X in the box to designate the appropriate rule provision relied upon in conducting this transaction:

Exchange Act Rule 13e-4(i) (Cross Border Issuer Tender Offer):  ☐

Exchange Act Rule 14d-1(d) (Cross Border Third-Party Tender Offer):  ☐

CALCULATION OF REGISTRATION FEE

Title of Each Class of Securities to be Registered	Amount to be Registered	Proposed Maximum Offering Price Per Unit	Amount of Registration Fee
6.375% Senior Notes due 2020	$900,000,000	$100%	$122,760(1)(4)
Guarantees on 6.375% Senior Notes due 2020(2)	—	—	— (3)

(1)	Calculated in accordance with Rule 457 under the Securities Act of 1933, as amended.
(2)	The notes will be issued by Tronox Finance LLC (the “Issuer”) and initially guaranteed by the Issuer’s parent company, Tronox Limited (the “Parent”), and certain of the subsidiaries of the Parent that guarantee the obligations under its credit facilities on the date the notes were issued.
(3)	Pursuant to Rule 457(n), no separate fee is payable with respect to the guarantees being registered hereby.
(4)	Previously paid.

The Registrants hereby amend this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrants shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until this Registration Statement shall become effective on such date as the Commission, acting pursuant to said Section 8(a), may determine.

Schedule A

Other than Tronox Limited (the “Parent”), each of the entities listed below is 100% owned by Tronox Limited. The guarantees provided by each entity listed on this Schedule A will be joint and several, full and unconditional, subject to customary release provisions.

Exact Name of Additional Registrants	Jurisdiction of Incorporation or Formation	Principal Executive Offices	Primary Standard Industrial Classification Code Number	I.R.S. Employer Identification No.
Tronox Incorporated	Delaware	Tronox Technical Center 331 N.W. 150th Street P.O. Box 268859 Oklahoma City, OK 73134	2810	20-2868245

Tronox LLC	Delaware	Tronox Technical Center 331 N.W. 150th Street P.O. Box 268859 Oklahoma City, OK 73134	2810	41-2070700

Tronox US Holdings Inc.	Delaware	One Stamford Plaza 263 Tresser Boulevard, Suite 1100 Stamford, Connecticut 06901	2810	45-4154060

Tronox Australia Holdings Pty Limited	Western Australia, Australia	1 Brodie Hall Drive Technology Park Bentley, Australia 6102	2810	68-0682438

Tronox Australia Pigments Holdings Pty Limited	Western Australia, Australia	1 Brodie Hall Drive Technology Park Bentley, Australia 6102	2810	72-1621945

Tronox Global Holdings Pty Limited	Western Australia, Australia	1 Brodie Hall Drive Technology Park Bentley, Australia 6102	2810	98-1034351

Tronox Limited	Western Australia, Australia	1 Brodie Hall Drive Technology Park Bentley, Australia 6102	2810	98-1026700

Tronox Pigments Australia Holdings Pty Limited	Western Australia, Australia	1 Brodie Hall Drive Technology Park Bentley, Australia 6102	2810	98-1034342

Tronox Pigments Australia Pty Limited	Western Australia, Australia	1 Brodie Hall Drive Technology Park Bentley, Australia 6102	2810	N/A

Tronox Pigments Western Australia Pty Limited	Western Australia, Australia	1 Brodie Hall Drive Technology Park Bentley, Australia 6102	2810	98-1034346

Exact Name of Additional Registrants	Jurisdiction of Incorporation or Formation	Principal Executive Offices	Primary Standard Industrial Classification Code Number	I.R.S. Employer Identification No.
Tronox Pigments LLC	Delaware	Tronox Technical Center 331 N.W. 150th Street P.O. Box 268859 Oklahoma City, OK 73134	2810	46-1388039

Tronox Sands Holdings Pty Limited	Western Australia, Australia	1 Brodie Hall Drive Technology Park Bentley, Australia 6102	2810	98-1034353

Tronox Western Australia Pty Ltd	Western Australia, Australia	1 Brodie Hall Drive Technology Park Bentley, Australia 6102	2810	98-1065700

Tronox Worldwide Pty Limited	Western Australia, Australia	1 Brodie Hall Drive Technology Park Bentley, Australia 6102	2810	98-1095681

Tronox Holdings (Australia) Pty Limited	Western Australia, Australia	1 Brodie Hall Drive Technology Park Bentley, Australia 6102	2810	98-1065537

Tronox Investments (Australia) Pty Ltd	Western Australia, Australia	1 Brodie Hall Drive Technology Park Bentley, Australia 6102	2810	98-1065545

Tronox Australia Sands Pty Ltd	Western Australia, Australia	1 Brodie Hall Drive Technology Park Bentley, Australia 6102	2810	98-1065692

Ticor Resources Pty Ltd	Western, Australia, Australia	1 Brodie Hall Drive Technology Park Bentley, Australia 6102	2810	98-1065723

Ticor Finance (A.C.T.) Pty Ltd	Western Australia, Australia	1 Brodie Hall Drive Technology Park Bentley, Australia 6102	2810	98-1065754

TiO2 Corporation Pty Ltd	Western Australia, Australia	1 Brodie Hall Drive Technology Park Bentley, Australia 6102	2810	98-1065736

3

Exact Name of Additional Registrants	Jurisdiction of Incorporation or Formation	Principal Executive Offices	Primary Standard Industrial Classification Code Number	I.R.S. Employer Identification No.
Yalgoo Minerals Pty. Ltd.	Australia	1 Brodie Hall Drive Technology Park Bentley, Australia 6102	2810	98-1065554

Tific Pty. Ltd.	Australia	1 Brodie Hall Drive Technology Park Bentley, Australia 6102	2810	98-1065748

Synthetic Rutile Holdings Pty Ltd	Australia	1 Brodie Hall Drive Technology Park Bentley, Australia 6102	2810	98-1065744

Senbar Holdings Pty Ltd	Australia	1 Brodie Hall Drive Technology Park Bentley, Australia 6102	2810	98-1065698

Pigment Holdings Pty Ltd	Australia	1 Brodie Hall Drive Technology Park Bentley, Australia 6102	2810	98-1065556

Tronox Mineral Sales Pty Ltd	Australia	1 Brodie Hall Drive Technology Park Bentley, Australia 6102	2810	N/A

Tronox Management Pty Ltd	Australia	1 Brodie Hall Drive Technology Park Bentley, Australia 6102	2810	N/A

Tronox International Finance LLP	United Kingdom	7 Abermarle Street London, W1S 4HQ United Kingdom	2810	98-1065448

Tronox Pigments Ltd.	Bahama Islands	Tronox Technical Center 3301 N.W. 150th Street Oklahoma City, OK 73134	2810	47-0934867

Tronox Holdings Europe C.V.	The Netherlands	1 Brodie Hall Drive Technology Park Bentley, Australia 6102	2810	98-0565177

Tronox Holdings Coöperatief U.A.	The Netherlands	World Trade Centre Amsterdam, Tower B, 17th Floor Strawinskylaan 1725 P.O. Box 7241 1007, JE Amsterdam	2810	98-1052521

4

EXPLANATORY NOTE

This Pre-Effective Amendment No. 2 to the Registration Statement on Form S-4 (File No. 333-189308) of Tronox Limited is filed for the purpose of filing Exhibit 4.5.

PART II

INFORMATION NOT REQUIRED IN PROSPECTUS

Item 20. Indemnification of Directors and Officers.

Except as set forth below, there is no provision in any contract, arrangement or statute under which any director, secretary or other officer of Tronox Limited is insured or indemnified in any manner against any liability which he/she may incur in his/her capacity as such.

The Constitution of Tronox Limited requires Tronox Limited to, subject to and so far as is permitted by the Australian Corporations Act and the Australian Competition and Consumer Act 2010, indemnify every director, secretary or other officer of Tronox Limited and its related bodies corporate against a liability incurred as such a director, secretary or other officer to a person (other than to Tronox Limited or a related body corporate of Tronox Limited), unless the liability arises out of conduct involving a lack of good faith. This is a continuing indemnity and will apply in respect of all acts done while a director, secretary or other officer of Tronox Limited (or one of its wholly-owned subsidiaries) even if that person is not a director, secretary or other officer at the time the claim is made. The Constitution of Tronox Limited permits Tronox Limited to make a payment in respect of legal costs incurred by a director, secretary, officer or employee in defending an action for a liability incurred as such a director, secretary, officer or employee or in resisting or responding to actions taken by a government agency or a liquidator.

Tronox Limited will enter into a Deed of Access, Indemnity and Insurance (“Deed of Indemnity”) with each of its respective directors to, among other things, give effect to these rights.

Prior to completion of the Transaction, Tronox Limited’s directors and officers are covered by the policies and procedures of Tronox Incorporated as a wholly-owned subsidiary including directors and officers insurance policies. Following completion of the Transaction, we expect directors and officers of Tronox Limited and Tronox Incorporated to be covered by an insurance policy which Tronox Limited will acquire. Prior to completion of the Transaction, Tronox Limited will insure against amounts that it may be liable to pay to directors, secretaries, officers or certain employees pursuant to the Constitution of Tronox Limited, the Deed of Indemnity or that Tronox Limited otherwise agrees to pay by way of indemnity. Tronox Limited will pay premiums for this “Directors and Officers” insurance (“D&O Insurance”). The insurance policy also will insure directors, secretaries, officers and some employees against certain liabilities (including legal costs) they may incur as officers or employees of Tronox Limited. The Deed of Indemnity will provide that, subject to the Australian Corporations Act, during the director’s term of office as an officer of Tronox Limited (or as an officer or trustee of a corporation or trust of which the director is appointed or nominated an officer or trustee by Tronox Limited or a wholly-owned subsidiary of Tronox Limited) and for seven years after the director ceases to hold such office, Tronox Limited must use its best efforts to effect and maintain D&O Insurance covering the director.

There are certain provisions of the Australian Corporations Act that restrict Tronox Limited from indemnifying directors, secretaries and other officers in certain circumstances. These are described below.

Australian Law

Australian Corporations Act

Section 199A(1) of the Australian Corporations Act provides that a company or a related body corporate must not exempt a person from a liability to the company incurred as a director, secretary or other officer of the company.

Section 199A(2) of the Australian Corporations Act provides that a company or a related body corporate must not indemnify a person against any of the following liabilities incurred as a director, secretary or other officer of the company:

•	a liability owed to the company or a related body corporate;

•	a liability for a pecuniary penalty order or compensation order under specified provisions of the Australian Corporations Act or the Australian Competition and Consumer Act 2010; or

•	a liability that is owed to someone other than the company or a related body corporate and did not arise out of conduct in good faith.

Section 199A(2) of the Australian Corporations Act does not apply to a liability for legal costs.

Section 199A(3) of the Australian Corporations Act provides that a company or a related body corporate must not indemnify a person against legal costs incurred in defending an action for a liability incurred as a director, secretary or other officer of the company if the costs are incurred:

•	in defending or resisting proceedings in which the person is found to have a liability for which they could not be

•	indemnified under section 199A(2); or

•	in defending or resisting criminal proceedings in which the person is found guilty; or

•

in defending or resisting proceedings brought by the Australian Securities and Investments Commission (ASIC) or a liquidator for a court order if the grounds for making the order are found by the court to have been established (this does not apply to costs incurred in responding to actions taken by ASIC or a liquidator as part of an investigation before commencing proceedings for the court order); or

•	in connection with proceedings for relief to the person under the Australian Corporations Act in which the court denies the relief.

Section 199B of the Australian Corporations Act provides that a company or a related body corporate must not pay, or agree to pay, a premium for a contract insuring a person who is or has been a director, secretary or other officer of the company against a liability (other than one for legal costs) arising out of:

•	conduct involving a willful breach of duty in relation to the company; or

•

a contravention of the director, secretary or officer’s duties under the Australian Corporations Act not to improperly use their position or make improper use of information obtained as a director, secretary or officer.

For the purpose of Sections 199A and 199B, an “officer” of a company includes:

•	a director or secretary;

•	a person who makes, or participates in making, decisions that affect the whole, or a substantial part, of the business of the company;

•	a person who has the capacity to significantly affect the company’s financial standing; and

•	a person in accordance with whose instructions or wishes the directors of the company are accustomed to act.

Insurance

The directors and officers of Tronox Limited and the duly authorized United States representative of each are insured against certain liabilities, including certain insured liabilities under United States securities laws, which they may incur in their capacity as such under a liability insurance policy carried by the Tronox Limited.

Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers or persons controlling the registrant pursuant to the foregoing provisions, the registrant has been informed that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is therefore unenforceable.

Item 21. Exhibits and Financial Statement Schedules.

(a)	Exhibits

(1)	The exhibit index attached hereto is incorporated herein by reference.

(b)	Financial Statement Schedules

All schedules have been omitted because they are not applicable or because the required information is shown in the financial statements or notes thereto.

Item 22. Undertakings.

The undersigned registrants hereby undertake:

(i) To file, during any period in which offers or sales are being made, a post-effective amendment to this registration statement:

(1) to include any prospectus required by Section 10(a)(3) of the Securities Act;

(2) to reflect in the prospectus any facts or events arising after the effective date of the registration statement (or the most recent post-effective amendment thereof) which individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement. Notwithstanding the foregoing, any increase or decrease in the volume of securities offered (if the total dollar value of securities offered would not exceed that which was registered) and any deviation from the low or high end of the estimated maximum offering range may be reflected in the form of prospectus filed with the Commission pursuant to Rule 424(b) if, in the aggregate, the changes in volume and price represent no more than a 20 percent change in the maximum aggregate offering price set forth in the “Calculation of Registration Fee” table in the effective registration statement; and

(3) to include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement.

(ii) That, for the purpose of determining any liability under the Securities Act, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

(iii) To remove from the registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

(iv) That, for purposes of determining liability under the Securities Act to any purchaser, each prospectus filed pursuant to Rule 424(b) as part of a registration statement relating to an offering, other than registration statements relying on Rule 430B or other than prospectuses filed in reliance on Rule 430A, shall be deemed to be part of and included in the registration statement as of the date it is first used after effectiveness. Provided, however, that no statement made in a registration statement or prospectus that is part of the registration statement or made in a document incorporated or deemed incorporated by reference into the registration statement or prospectus that is part of the registration statement will, as to a purchaser with a time of contract of sale prior to such first use, supersede or modify any statement that was made in the registration statement or prospectus that was part of the registration statement or made in any such document immediately prior to such date of first use.

(v) The undersigned registrants hereby undertake that in a primary offering of securities of the undersigned registrant pursuant to this registration statement, regardless of the underwriting method used to sell the securities to the purchaser, if the securities are offered or sold to such purchaser by means of any of the following communications, the undersigned registrant will be a seller to the purchaser and will be considered to offer or sell such securities to such purchaser:

(a)	Any preliminary prospectus or prospectus of the undersigned registrant relating to the offering required to be filed pursuant to Rule 424;

(b)	Any free writing prospectus relating to the offering prepared by or on behalf of the undersigned registrant or used or referred to by the undersigned registrant;

(c)	The portion of any other free writing prospectus relating to the offering containing material information about the undersigned registrant or its securities provided by or on behalf of the undersigned registrant; and

(d)	Any other communication that is an offer in the offering made by the undersigned registrant to the purchaser.

(vi) Insofar as indemnification for liabilities arising under the Securities Act may be permitted to directors, officers and controlling persons of the registrants pursuant to the provisions described in Item 20, or otherwise, the registrant has been advised that in the opinion of the SEC such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant has duly caused this Registration Statement on Form S-4 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Stamford, State of Connecticut, on this 2nd day of August 2013.

TRONOX FINANCE LLC
(Registrant)

By:	/s/ Michael J. Foster
Name: Michael J. Foster
Title: President and Secretary

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Michael J. Foster Michael J. Foster	President, Secretary & Manager (Principal Executive Officer)	August 2, 2013

* John Merturi	Vice President, Treasurer & Manager (Principal Financial & Accounting Officer)	August 2, 2013

*By:	/s/ Michael J. Foster

Michael J. Foster As Attorney-in-fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant has duly caused this Registration Statement on Form S-4 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Stamford, State of Connecticut, on this 2nd day of August 2013.

TRONOX LIMITED (Registrant)

By:	/s/ Michael J. Foster
Name: Michael J. Foster
Title: Senior Vice President, General Counsel & Secretary

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

* Thomas Casey	Chairman of the Board & Chief Executive Officer (Principal Executive Officer)	August 2, 2013

* Kevin V. Mahoney	Vice President & Controller (Principal Accounting and Financial Officer)	August 2, 2013

* Gregory Daniel Blue	Director	August 2, 2013

* Willem Abraham de Klerk	Director	August 2, 2013

* Sipho Abednego Nkosi	Director	August 2, 2013

* Andrew P. Hines	Director	August 2, 2013

* Wayne A. Hinman	Director	August 2, 2013

* Peter B. Johnston	Director	August 2, 2013

* Ilan Kaufthal	Director	August 2, 2013

* Jeffry N. Quinn	Director	August 2, 2013

*By:	/s/ Michael J. Foster

Michael J. Foster As Attorney-in-fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant has duly caused this Registration Statement on Form S-4 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Stamford, State of Connecticut, on this 2nd day of August 2013.

TRONOX INCORPORATED (Registrant)

By:	/s/ Michael J. Foster

Name:	Michael J. Foster
Title:	Vice President,
General Counsel & Secretary

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

* John D. Romano	President & Director (Principal Executive Officer)	August 2, 2013

* John Merturi	Vice President & Treasurer (Principal Financial & Accounting Officer)	August 2, 2013

/s/ Michael J. Foster Michael J. Foster	Vice President, General Counsel, Secretary & Director	August 2, 2013

*By:	/s/ Michael J. Foster

Michael J. Foster As Attorney-in-fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant has duly caused this Registration Statement on Form S-4 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Stamford, State of Connecticut, on this 2nd day of August 2013.

TRONOX LLC (Registrant)

By:	/s/ Michael J. Foster

Name:	Michael J. Foster
Title:	Vice President & Secretary

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

* John D. Romano	President & Manager (Principal Executive Officer)	August 2, 2013

* John Merturi	Vice President & Treasurer (Principal Financial & Accounting Officer)	August 2, 2013

/s/ Michael J. Foster Michael J. Foster	Vice President, Secretary & Manager	August 2, 2013

* Matthew A. Paque	Vice President, Assistant Secretary & Manager	August 2, 2013

*By:	/s/ Michael J. Foster

Michael J. Foster As Attorney-in-fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant has duly caused this Registration Statement on Form S-4 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Stamford, State of Connecticut, on this 2nd day of August 2013.

TRONOX US HOLDINGS INC. (Registrant)

By:	/s/ Michael J. Foster

Name:	Michael J. Foster
Title:	President & Assistant Secretary

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Michael J. Foster Michael J. Foster	President & Sole Director (Principal Executive Officer)	August 2, 2013

* Kevin V. Mahoney	Controller (Principal Financial & Accounting Officer)	August 2, 2013

*By:	/s/ Michael J. Foster

Michael J. Foster As Attorney-in-fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant has duly caused this Registration Statement on Form S-4 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Stamford, State of Connecticut, on this 2nd day of August 2013.

TRONOX AUSTRALIA HOLDINGS PTY LIMITED
(Registrant)

By:	/s/ Michael J. Foster

Name:	Michael J. Foster
Title:	Director

By:	/s/ Matthew A. Paque

Name:	Matthew A. Paque
Title:	Secretary

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Michael J. Foster Michael J. Foster	Director (Principal Executive Officer)	August 2, 2013

* Anthony Martin Orrell	Director and Public Officer (Principal Accounting & Financial Officer)	August 2, 2013

*By:	/s/ Michael J. Foster

Michael J. Foster As Attorney-in-fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant has duly caused this Registration Statement on Form S-4 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Stamford, State of Connecticut, on this 2nd day of August 2013.

TRONOX AUSTRALIA PIGMENTS HOLDINGS PTY LIMITED (Registrant)

By:	/s/ Michael J. Foster

Name:	Michael J. Foster
Title:	Director

By:	/s/ Matthew A. Paque

Name:	Matthew A. Paque
Title:	Secretary

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Michael J. Foster Michael J. Foster	Secretary & Director (Principal Executive Officer)	August 2, 2013

* Anthony Martin Orrell	Director and Public Officer (Principal Accounting & Financial Officer)	August 2, 2013

*By:	/s/ Michael J. Foster

Michael J. Foster As Attorney-in-fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant has duly caused this Registration Statement on Form S-4 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Stamford, State of Connecticut, on this 2nd day of August 2013.

TRONOX GLOBAL HOLDINGS PTY LIMITED
(Registrant)

By:	/s/ Michael J. Foster

Name:	Michael J. Foster
Title:	Director

By:	/s/ Matthew A. Paque

Name:	Matthew A. Paque
Title:	Secretary

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date
/s/ Michael J. Foster Michael J. Foster	Director (Principal Executive Officer)	August 2, 2013

* Anthony Martin Orrell	Director and Public Officer (Principal Accounting & Financial Officer)	August 2, 2013

*By:	/s/ Michael J. Foster

Michael J. Foster As Attorney-in-fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant has duly caused this Registration Statement on Form S-4 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Stamford, State of Connecticut, on this 2nd day of August 2013.

TRONOX PIGMENTS AUSTRALIA HOLDINGS PTY LIMITED
(Registrant)

By:	/s/ Michael J. Foster

Name:	Michael J. Foster
Title:	Director

By:	/s/ Matthew A. Paque

Name:	Matthew A. Paque
Title:	Secretary

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Michael J. Foster Michael J. Foster	Director (Principal Executive Officer)	August 2, 2013

* Anthony Martin Orrell	Director and Public Officer (Principal Accounting & Financial Officer)	August 2, 2013

*By:	/s/ Michael J. Foster

Michael J. Foster As Attorney-in-fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant has duly caused this Registration Statement on Form S-4 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Stamford, State of Connecticut, on this 2nd day of August 2013.

TRONOX PIGMENTS AUSTRALIA PTY LIMITED
(Registrant)

By:	/s/ Michael J. Foster

Name:	Michael J. Foster
Title:	Director

By:	/s/ Matthew A. Paque

Name:	Matthew A. Paque
Title:	Secretary

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Michael J. Foster Michael J. Foster	Director (Principal Executive Officer)	August 2, 2013

* Anthony Martin Orrell	Director and Public Officer (Principal Accounting & Financial Officer)	August 2, 2013

*By:	/s/ Michael J. Foster

Michael J. Foster As Attorney-in-fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant has duly caused this Registration Statement on Form S-4 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Stamford, State of Connecticut, on this 2nd day of August 2013.

TRONOX PIGMENTS WESTERN AUSTRALIA PTY LIMITED
(Registrant)

By:	/s/ Michael J. Foster

Name:	Michael J. Foster
Title:	Director

By:	/s/ Matthew A. Paque

Name:	Matthew A. Paque
Title:	Secretary

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Michael J. Foster Michael J. Foster	Director (Principal Executive Officer)	August 2, 2013

* Anthony Martin Orrell	Director and Public Officer (Principal Accounting & Financial Officer)	August 2, 2013

*By:	/s/ Michael J. Foster

Michael J. Foster As Attorney-in-fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant has duly caused this Registration Statement on Form S-4 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Stamford, State of Connecticut, on this 2nd day of August 2013.

TRONOX PIGMENTS LLC
(Registrant)

By:	/s/ Michael J. Foster

Name:	Michael J. Foster
Title:	Vice President & Secretary

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

* John D. Romano	President & Manager (Principal Executive Officer)	August 2, 2013

* John Merturi	Vice President & Treasurer (Principal Financial & Accounting Officer)	August 2, 2013

/s/ Michael J. Foster Michael J. Foster	Vice President, Secretary & Manager	August 2, 2013

*By:	/s/ Michael J. Foster

Michael J. Foster As Attorney-in-fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant has duly caused this Registration Statement on Form S-4 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Stamford, State of Connecticut, on this 2nd day of August 2013.

TRONOX SANDS HOLDINGS PTY LIMITED
(Registrant)

By:	/s/ Michael J. Foster

Name:	Michael J. Foster
Title:	Director

By:	/s/ Matthew A. Paque

Name:	Matthew A. Paque
Title:	Secretary

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Michael J. Foster Michael J. Foster	Director (Principal Executive Officer)	August 2, 2013

* Anthony Martin Orrell	Director and Public Officer (Principal Accounting & Financial Officer)	August 2, 2013

*By:	/s/ Michael J. Foster

Michael J. Foster As Attorney-in-fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant has duly caused this Registration Statement on Form S-4 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Stamford, State of Connecticut, on this 2nd day of August 2013.

TRONOX WESTERN AUSTRALIA PTY LTD
(Registrant)

By:	/s/ Michael J. Foster

Name:	Michael J. Foster
Title:	Director

By:	/s/ Matthew A. Paque

Name:	Matthew A. Paque
Title:	Secretary

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

* John D. Romano	Director (Principal Executive Officer)	August 2, 2013

* Anthony Martin Orrell	Director and Public Officer (Principal Accounting & Financial Officer)	August 2, 2013

/s/ Michael J. Foster Michael J. Foster	Director	August 2, 2013

*By:	/s/ Michael J. Foster

Michael J. Foster As Attorney-in-fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant has duly caused this Registration Statement on Form S-4 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Stamford, State of Connecticut, on this 2nd day of August 2013.

TRONOX WORLDWIDE PTY LIMITED
(Registrant)

By:	/s/ Michael J. Foster

Name:	Michael J. Foster
Title:	Director

By:	/s/ Matthew A. Paque

Name:	Matthew A. Paque
Title:	Secretary

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Michael J. Foster Michael J. Foster	Director (Principal Executive Officer)	August 2, 2013

* Anthony Martin Orrell	Director and Public Officer (Principal Accounting & Financial Officer)	August 2, 2013

*By:	/s/ Michael J. Foster

Michael J. Foster As Attorney-in-fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant has duly caused this Registration Statement on Form S-4 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Stamford, State of Connecticut, on this 2nd day of August 2013.

TRONOX HOLDINGS (AUSTRALIA) PTY LTD
(Registrant)

By:	/s/ Michael J. Foster

Name:	Michael J. Foster
Title:	Director

By:	/s/ Matthew A. Paque

Name:	Matthew A. Paque
Title:	Secretary

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Michael J. Foster Michael J. Foster	Director (Principal Executive Officer)	August 2, 2013

* Anthony Martin Orrell	Director & Public Officer (Principal Accounting & Financial Officer)	August 2, 2013

*By:	/s/ Michael J. Foster

Michael J. Foster As Attorney-in-fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant has duly caused this Registration Statement on Form S-4 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Stamford, State of Connecticut, on this 2nd day of August 2013.

TRONOX INVESTMENTS (AUSTRALIA) PTY LTD
(Registrant)

By:	/s/ Michael J. Foster

Name:	Michael J. Foster
Title:	Director

By:	/s/ Matthew A. Paque

Name:	Matthew A. Paque
Title:	Secretary

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Michael J. Foster Michael J. Foster	Director (Principal Executive Officer)	August 2, 2013

* Anthony Martin Orrell	Director & Public Officer (Principal Accounting & Financial Officer)	August 2, 2013

*By:	/s/ Michael J. Foster

Michael J. Foster As Attorney-in-fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant has duly caused this Registration Statement on Form S-4 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Stamford, State of Connecticut, on this 2nd day of August 2013.

TRONOX AUSTRALIA SANDS PTY LTD
(Registrant)

By:	/s/ Michael J. Foster
Name: Michael J. Foster
Title: Director

By:	/s/ Matthew A. Paque
Name: Matthew A. Paque
Title: Secretary

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Michael J. Foster Michael J. Foster	Director (Principal Executive Officer)	August 2, 2013

* Anthony Martin Orrell	Director & Public Officer (Principal Accounting & Financial Officer)	August 2, 2013

*By:	/s/ Michael J. Foster

Michael J. Foster As Attorney-in-fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant has duly caused this Registration Statement on Form S-4 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Stamford, State of Connecticut, on this 2nd day of August 2013.

TICOR RESOURCES PTY LTD
(Registrant)

By:	/s/ Michael J. Foster
Name: Michael J. Foster
Title: Director

By:	/s/ Matthew A. Paque
Name: Matthew A. Paque
Title: Secretary

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Michael J. Foster Michael J. Foster	Director (Principal Executive Officer)	August 2, 2013

* Anthony Martin Orrell	Director (Principal Accounting & Financial Officer)	August 2, 2013

*By:	/s/ Michael J. Foster

Michael J. Foster As Attorney-in-fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant has duly caused this Registration Statement on Form S-4 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Stamford, State of Connecticut, on this 2nd day of August 2013.

TICOR FINANCE (A.C.T.) PTY LTD
(Registrant)

By:	/s/ Michael J. Foster
Name: Michael J. Foster
Title: Director

By:	/s/ Matthew A. Paque
Name: Matthew A. Paque
Title: Secretary

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Michael J. Foster Michael J. Foster	Director (Principal Executive Officer)	August 2, 2013

* Anthony Martin Orrell	Director & Public Officer (Principal Accounting & Financial Officer)	August 2, 2013

*By:	/s/ Michael J. Foster

Michael J. Foster As Attorney-in-fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant has duly caused this Registration Statement on Form S-4 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Stamford, State of Connecticut, on this 2nd day of August 2013.

TIO2 CORPORATION PTY LTD
(Registrant)

By:	/s/ Michael J. Foster
Name: Michael J. Foster
Title: Director

By:	/s/ Matthew A. Paque
Name: Matthew A. Paque
Title: Secretary

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Michael J. Foster Michael J. Foster	Director (Principal Executive Officer)	August 2, 2013

* Anthony Martin Orrell	Director & Public Officer (Principal Accounting & Financial Officer)	August 2, 2013

*By:	/s/ Michael J. Foster

Michael J. Foster As Attorney-in-fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant has duly caused this Registration Statement on Form S-4 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Stamford, State of Connecticut, on this 2nd day of August 2013.

YALGOO MINERALS PTY. LTD.
(Registrant)

By:	/s/ Michael J. Foster
Name: Michael J. Foster
Title: Director

By:	/s/ Matthew A. Paque
Name: Matthew A. Paque
Title: Secretary

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Michael J. Foster Michael J. Foster	Director (Principal Executive Officer)	August 2, 2013

* Anthony Martin Orrell	Director & Public Officer (Principal Accounting & Financial Officer)	August 2, 2013

*By:	/s/ Michael J. Foster

Michael J. Foster As Attorney-in-fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant has duly caused this Registration Statement on Form S-4 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Stamford, State of Connecticut, on this 2nd day of August 2013.

TIFIC PTY. LTD.
(Registrant)

By:	/s/ Michael J. Foster
Name: Michael J. Foster
Title: Director

By:	/s/ Matthew A. Paque
Name: Matthew A. Paque
Title: Secretary

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Michael J. Foster Michael J. Foster	Director (Principal Executive Officer)	August 2, 2013

* Anthony Martin Orrell	Director & Public Officer (Principal Accounting & Financial Officer)	August 2, 2013

*By:	/s/ Michael J. Foster

Michael J. Foster As Attorney-in-fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant has duly caused this Registration Statement on Form S-4 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Stamford, State of Connecticut, on this 2nd day of August 2013.

SYNTHETIC RUTILE HOLDINGS PTY LTD
(Registrant)

By:	/s/ Michael J. Foster

Name:	Michael J. Foster
Title:	Director

By:	/s/ Matthew A. Paque

Name:	Matthew A. Paque
Title:	Secretary

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Michael J. Foster Michael J. Foster	Director (Principal Executive Officer)	August 2, 2013

* Anthony Martin Orrell	Director & Public Officer (Principal Accounting & Financial Officer)	August 2, 2013

*By:	/s/ Michael J. Foster

Michael J. Foster As Attorney-in-fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant has duly caused this Registration Statement on Form S-4 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Stamford, State of Connecticut, on this 2nd day of August 2013.

SENBAR HOLDINGS PTY LTD
(Registrant)

By:	/s/ Michael J. Foster

Name:	Michael J. Foster
Title:	Director

By:	/s/ Matthew A. Paque

Name:	Matthew A. Paque
Title:	Secretary

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Michael J. Foster Michael J. Foster	Director (Principal Executive Officer)	August 2, 2013

* Anthony Martin Orrell	Director & Public Officer (Principal Accounting & Financial Officer)	August 2, 2013

*By:	/s/ Michael J. Foster

Michael J. Foster As Attorney-in-fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant has duly caused this Registration Statement on Form S-4 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Stamford, State of Connecticut, on this 2nd day of August 2013.

PIGMENT HOLDINGS PTY LTD
(Registrant)

By:	/s/ Michael J. Foster

Name:	Michael J. Foster
Title:	Director

By:	/s/ Matthew A. Paque

Name:	Matthew A. Paque
Title:	Secretary

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Michael J. Foster Michael J. Foster	Director (Principal Executive Officer)	August 2, 2013

* Anthony Martin Orrell	Director & Public Officer (Principal Accounting & Financial Officer)	August 2, 2013

*By:	/s/ Michael J. Foster

Michael J. Foster As Attorney-in-fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant has duly caused this Registration Statement on Form S-4 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Stamford, State of Connecticut, on this 2nd day of August 2013.

TRONOX MINERAL SALES PTY LTD
(Registrant)

By:	/s/ Michael J. Foster

Name:	Michael J. Foster
Title:	Director

By:	/s/ Matthew A. Paque

Name:	Matthew A. Paque
Title:	Secretary

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Michael J. Foster Michael J. Foster	Director (Principal Executive Officer)	August 2, 2013

* Anthony Martin Orrell	Director & Public Officer (Principal Accounting & Financial Officer)	August 2, 2013

*By:	/s/ Michael J. Foster

Michael J. Foster As Attorney-in-fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant has duly caused this Registration Statement on Form S-4 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Stamford, State of Connecticut, on this 2nd day of August 2013.

TRONOX MANAGEMENT PTY LTD
(Registrant)

By:	/s/ Michael J. Foster

Name:	Michael J. Foster
Title:	Director

By:	/s/ Matthew A. Paque

Name:	Matthew A. Paque
Title:	Secretary

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Michael J. Foster Michael J. Foster	Director (Principal Executive Officer)	August 2, 2013

* Anthony Martin Orrell	Director & Public Officer (Principal Accounting & Financial Officer)	August 2, 2013

*By:	/s/ Michael J. Foster

Michael J. Foster As Attorney-in-fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant has duly caused this Registration Statement on Form S-4 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Stamford, State of Connecticut, on this 2nd day of August 2013.

TRONOX INTERNATIONAL FINANCE LLP
(Registrant)

By:	/s/ Michael J. Foster

Name:	Michael J. Foster
Title:	Authorized Representative

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Michael J. Foster Michael J. Foster	Director (Principal Executive Officer)	August 2, 2013

* Kevin V. Mahoney	Controller (Principal Accounting & Financial Officer)	August 2, 2013

* Matthew A. Paque	Director	August 2, 2013

*By:	/s/ Michael J. Foster

Michael J. Foster As Attorney-in-fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant has duly caused this Registration Statement on Form S-4 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Stamford, State of Connecticut, on this 2nd day of August 2013.

TRONOX PIGMENTS LTD
(Registrant)

By:	/s/ Michael J. Foster

Name:	Michael J. Foster
Title:	Vice President & Secretary

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

* John D. Romano	President & Director (Principal Executive Officer)	August 2, 2013

* John Merturi	Vice President & Treasurer (Principal Accounting and Financial Officer)	August 2, 2013

/s/ Michael J. Foster Michael J. Foster	Vice President, Secretary & Director	August 2, 2013

* Anthony Martin Orrell	Director	August 2, 2013

*By:	/s/ Michael J. Foster

Michael J. Foster As Attorney-in-fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant has duly caused this Registration Statement on Form S-4 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Stamford, State of Connecticut, on this 2nd day of August 2013.

TRONOX HOLDINGS EUROPE C.V.
(Registrant)

By:	/s/ Michael J. Foster

Name:	Michael J. Foster
Title:	Director of Tronox Worldwide Pty
Ltd., its Managing Partner

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Michael J. Foster Michael J. Foster	Director of Tronox Worldwide Pty Ltd. Its Managing Director (Principal Executive Officer)	August 2, 2013

* Anthony Martin Orrell	Director of Tronox Worldwide Pty Ltd. Its Managing Director (Principal Accounting & Financial Officer)	August 2, 2013

*By:	/s/ Michael J. Foster

Michael J. Foster As Attorney-in-fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant has duly caused this Registration Statement on Form S-4 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Stamford, State of Connecticut, on this 2nd day of August 2013.

TRONOX HOLDINGS COÖPERATIEF U.A.
(Registrant)

By:	/s/ Michael J. Foster

Name:	Michael J. Foster
Title:	Director

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Michael J. Foster Michael J. Foster	Director (Principal Executive Officer)	August 2, 2013

* Kevin V. Mahoney	Controller (Principal Accounting & Financial Officer)	August 2, 2013

* Arie Jan Duvekot	Director	August 2, 2013

* Ferdinand Johannes Lambertus Klinckhamers	Director	August 2, 2013

*By:	/s/ Michael J. Foster

Michael J. Foster As Attorney-in-fact

EXHIBIT INDEX

Exhibit No.	Description

2.1	Amended and Restated Transaction Agreement by and among Tronox Incorporated, Tronox Limited, Concordia Acquisition Corporation, Concordia Merger Corporation, Exxaro Resources Limited, Exxaro Holdings Sands (Proprietary) Limited and Exxaro International BV, dated as of April 20, 2012 (incorporated by reference to Annex A to the proxy statement/prospectus which forms a part of the Registration Statement on Form S-4 filed by Tronox Limited and Tronox Incorporated on May 4, 2012).

3.1	Constitution of Tronox Limited (incorporated by reference to Exhibit 3.1 of the Current Report on Form 8-K filed by Tronox Limited on June 20, 2012).

3.2*	Certificate of Formation of Tronox Finance LLC.

3.3*	Limited Liability Company Agreement of Tronox Finance LLC.

3.4*	Third Amended and Restated Certificate of Incorporation of Tronox Incorporated.

3.5*	Bylaws of Tronox Incorporated.

3.6*	Certificate of Formation of Tronox LLC (formerly Kerr-McGee Chemical LLC).

3.7*	Amended and Restated Limited Liability Company Agreement for Tronox LLC (formerly Kerr-McGee Chemical LLC).

3.8*	Certificate of Incorporation of Tronox US Holdings, Inc.

3.9*	Amended and Restated Bylaws of Tronox US Holdings Inc.

3.10*	Constitution of Tronox Australia Holdings Pty Limited.

3.11*	Constitution of Tronox Australia Pigments Holdings Pty Limited.

3.12*	Constitution of Tronox Global Holdings Pty Limited.

3.13*	Constitution of Tronox Pigments Australia Holdings Pty Limited.

3.14*	Constitution of Tronox Pigments Australia Pty Limited.

3.15*	Constitution of Tronox Pigments Western Australia Pty Limited.

3.16*	Certificate of Formation of Tronox Pigments LLC.

3.17*	Limited Liability Company Agreement of Tronox Pigments LLC.

3.18*	Constitution of Tronox Sands Holdings Pty Limited.

3.19*	Memorandum and Articles of Association of Tronox Western Australia Pty Ltd.

3.20*	Constitution of Tronox Worldwide Pty Ltd.

3.21*	Constitution of Tronox Holdings (Australia) Pty Ltd.

3.22*	Constitution of Tronox Investments (Australia) Pty Ltd.

3.23*	Constitution of Tronox Australia Sands Pty Ltd.

3.24*	Constitution of Ticor Resources Pty Ltd.

3.25*	Constitution of Ticor Finance (A.C.T.) Pty Ltd.

3.26*	Constitution of TiO2 Corporation Pty Ltd.

3.27*	Constitution of Yalgoo Minerals Pty Ltd.

3.28*	Constitution of Tific Pty Ltd.

Exhibit No.	Description

3.29*	Constitution of Synthetic Rutile Holdings Pty Ltd.

3.30*	Constitution of Senbar Holdings Pty Ltd.

3.31*	Constitution of Pigment Holdings Pty Ltd.

3.32*	Constitution of Tronox Mineral Sales Pty Ltd.

3.33*	Constitution of Tronox Management Pty Ltd.

3.34*	Certificate of Incorporation of a Limited Liability Partnership for Tronox International Finance LLP.

3.35*	Limited Liability Partnership Agreement in Respect of Tronox International Finance LLP.

3.36*	Certificate of Incorporation of Tronox Pigments Ltd.

3.37*	Articles of Association of Tronox Pigments Ltd. (formerly Kerr-McGee Pigment Ltd).

3.38*	Limited Partnership Deed of Tronox Holdings Europe C.V.

3.39*	Deed of Incorporation of Tronox Holdings Coöperatief U.A.

4.1	Indenture, dated as of August, 20, 2012, among Tronox Finance LLC, Tronox Limited, the other guarantors named therein and Wilmington Trust, National Association, as Trustee (incorporated by reference to Exhibit 4.1 of the Quarterly Report on Form 10-Q filed by Tronox Limited on November 14, 2012).

4.2	Registration Rights Agreement, dated as of August 20, 2012, among Tronox Finance LLC, Tronox Limited, the other guarantors named therein and Goldman, Sachs & Co., Credit Suisse Securities (USA) LLC and UBS Securities LLC, as representative of the initial purchasers (incorporated by reference to Exhibit 4.2 of the Quarterly Report on Form 10-Q filed by Tronox Limited on November 14, 2012).

4.3	First Supplemental Indenture, dated August 29, 2012, to the Indenture, dated as of August 20, 2012 among Tronox Finance LLC, Tronox Limited, the other guarantors named therein and Wilmington Trust, National Association, as Trustee (incorporated by reference to Exhibit 4.3 of the Quarterly Report on Form 10-Q filed by Tronox Limited on November 14, 2012).

4.4	Second Supplemental Indenture, dated May 7, 2013, to the Indenture dated as of August 20, 2012 among Tronox Finance LLC, Tronox Limited, the other guarantors named therein and Wilmington Trust, National Association, as Trustee (incorporated by reference to Exhibit 10.24 of the Quarterly Report filed on Form 10-Q filed by Tronox Limited on May 9, 2013).

4.5†	Third Supplemental Indenture, dated August 2, 2013, to the Indenture, dated as of August 20, 2012 among Tronox Finance LLC, Tronox Limited, the other guarantors named therein and Wilmington Trust, national Association, as Trustee.

5.1*	Opinion of Ashurst Australia.

5.2*	Opinion of Kirkland & Ellis LLP.

5.3*	Opinion of Kirkland & Ellis International LLP.

5.4*	Opinion of Bird & Bird LLP.

5.5*	Opinion of Higgs & Johnson.

10.1	Amended and Restated Warrant Agreement, dated as of June 15, 2012, by and between Tronox Incorporated, Tronox Limited, Computershare Inc. and its wholly-owned subsidiary, Computershare Trust Company, N.A. (incorporated by reference to Exhibit 10.6 of the Current Report on Form 8-K filed by Tronox Limited on June 20, 2012).

10.2	Tronox Incorporated 2010 Management Equity Incentive Plan (incorporated by reference to Exhibit 10.4 of the Current Report on Form 8-K filed by Tronox Incorporated on February 14, 2011).

Exhibit No.	Description

10.3	Tronox LLC 2010 Cash Incentive Plan (incorporated by reference to Exhibit 10.5 of the Current Report on Form 8-K filed by Tronox Incorporated on February 14, 2011).

10.4	Employment Agreement entered into as of February 14, 2011 by and between Tronox LLC and John D. Romano (incorporated by reference to Exhibit 10.5 of the Registration Statement on Form S-4 filed by Tronox Limited and Tronox Incorporated on December 30, 2011).

10.5	Employment Agreement entered into as of February 14, 2011 by and between Tronox LLC and Michael J. Foster (incorporated by reference to Exhibit 10.6 of the Registration Statement on Form S-4 filed by Tronox Limited and Tronox Incorporated on December 30, 2011).

10.6	Employment Agreement entered into as of February 14, 2011 by and between Tronox LLC and Robert C. Gibney (incorporated by reference to Exhibit 10.7 of the Registration Statement on Form S-4 filed by Tronox Limited and Tronox Incorporated on December 30, 2011).

10.7	Shareholders’ Agreement by and between Tronox Sands Holdings PTY Limited, Tronox Limited, Exxaro Resources Limited, Exxaro Sands (Proprietary) Limited and Exxaro TSA Sands Proprietary Limited (incorporated by reference to Exhibit 10.10 of the Current Report on Form 8-K filed by Tronox Limited on June 20, 2012).

10.8	Shareholder’s Deed dated June 15, 2012 by and between Tronox Limited, Thomas Casey, and Exxaro Resources Limited (incorporated by reference to Exhibit 10.1 of the Current Report on Form 8-K filed by Tronox Limited on June 20, 2012).

10.9	Credit and Guaranty Agreement, dated February 8 2012, by and among Tronox Pigments (Netherlands) B.V., Tronox Incorporated, the guarantors listed therein, the lenders listed therein, and Goldman Sachs Bank USA (incorporated by reference to Exhibit 10.14 of the Registration Statement of Form S-4 filed by Tronox Limited and Tronox Incorporated on March 22, 2012).

10.10	Employment Agreement entered into as of April 19, 2012 by and between Tronox LLC and Thomas J. Casey (incorporated by reference to Exhibit 10.15 of the Registration Statement on Form S-4 filed by Tronox Limited and Tronox Incorporated on April 23, 2012).

10.11	First Amendment to the Credit and Guaranty Agreement, dated May 11, 2012, by and among Tronox Pigments (Netherlands) B.V., Tronox Incorporated, Goldman Sachs Bank USA, the requisite lenders party thereto and the guarantors party thereto (incorporated by reference to Exhibit 10.12 of the Annual Report on Form 10-K filed by Tronox Limited on February 28, 2013).

10.12	Tronox Limited Management Equity Incentive Plan (incorporated by reference to Exhibit 10.16 of the Registration Statement on Form S-4 filed by Tronox Limited and Tronox Incorporated on April 23, 2012).

10.13	Technical Amendment to the Credit and Guaranty Agreement, dated June 12, 2012, by and among Goldman Sachs Bank USA and Tronox Pigments (Netherlands) B.V (incorporated by reference to Exhibit 10.13 of the Annual Report on Form 10-K filed by Tronox Limited on February 28, 2013).

10.14	Transition Services Agreement, dated June 15, 2012, by and between Tronox Limited, Exxaro Resources Limited, Exxaro TSA Sands Proprietary Limited and Exxaro Sands (Proprietary) Limited (incorporated by reference to Exhibit 10.3 of the Current Report on Form 8-K filed by Tronox Limited on June 20, 2012).

10.15	General Services Agreement, dated June 15, 2012, by and between Tronox Limited, Exxaro Resources Limited, Exxaro TSA Sands Proprietary Limited and Exxaro Sands (Proprietary) Limited (incorporated by reference to Exhibit 10.4 of the Current Report on Form 8-K filed by Tronox Limited on June 20, 2012).

10.16	Template Project Services Agreement, dated June 15, 2012, by and between Tronox Limited and Exxaro Resources Limited (incorporated by reference to Exhibit 10.5 of the Current Report on Form 8-K filed by Tronox Limited on June 20, 2012).

Exhibit No.	Description

10.17	Revolving Syndicated Facility Agreement, dated June 18, 2012, among Tronox Incorporated, Tronox Limited, Guarantors named therein, Lenders named therein, UBS Securities LLC, as Arranger, Bookmanager, Documentation Agent and Syndication Agent, UBS AG, Stamford Branch, as Issuing Bank, Administrative Agent and Collateral Agent, UBS Loan Finance LLC, as Swingline Lender, and UBS AG, Stamford Branch, as Australian Security Trustee (incorporated by reference to Exhibit 10.7 of the Current Report on Form 8-K filed by Tronox Limited on June 20, 2012).

10.18	First Amendment to Revolving Syndicated Facility Agreement, dated August 8, 2012, among Tronox Limited, the other borrowers and the guarantors party thereto, the lenders party thereto and UBS AG, Stamford Branch (incorporated by reference to Exhibit 10.18 of the Annual Report on Form 10-K filed by Tronox Limited on February 28, 2013).

10.19	Separation Letter Agreement dated as of September 29, 2012, by and between Tronox Limited and Robert C. Gibney (incorporated by reference to Exhibit 10.19 of the Annual Report on Form 10-K filed by Tronox Limited on February 28, 2013).

10.20	Separation Agreement and Release entered into as of February 9, 2013, by and between Tronox Limited and Daniel D. Greenwell (incorporated by reference to Exhibit 10.1 of the Current Report on Form 8-K filed by Tronox Limited on February 13, 2013).

10.21	First Amendment to that Certain Employment Agreement entered into as of February 22, 2013, by and between Tronox LLC and Thomas J. Casey (incorporated by reference to Exhibit 10.21 of the Annual Report on Form 10-K filed by Tronox Limited on February 28, 2013).

10.22	Second Amendment to the Revolving Syndicated Facility Agreement, dated March 19, 2013, amoung Tronox Limited, the other borrowers and the guarantors party thereto, the lenders party thereto and UBS AG, Stamford Branch (incorporated by reference to Exhibit 10.23 of the Quarterly Report on Form 10- Q filed by Tronox Limited on May 9, 2013).

12.1*	Computation of Ratio of Earnings to Fixed Charges.

21.1*	Subsidiaries of Tronox Limited (incorporated by reference to Exhibit 21.1 of the Annual Report on Form 10-K filed by Tronox Limited on February 28, 2013).

23.1*	Consent of Grant Thornton LLP, Independent Registered Public Accounting Firm for Tronox Limited.

23.2*	Consent of Ashurst Australia (included in Exhibit 5.1).

23.3*	Consent of Kirkland & Ellis LLP (included in Exhibit 5.2).

23.4*	Consent of Kirkland & Ellis International LLP (included in Exhibit 5.3).

23.5*	Consent of Bird & Bird LLP (included in Exhibit 5.4).

23.6*	Consent of Higgs & Johnson (included in Exhibit 5.5).

24.1†	Power of Attorney (included in signature pages).

25.1*	Form T-1 Statement of Eligibility under the Trust Indenture Act of 1939, as amended, with respect to the Indenture govering the Notes.

99.1*	Form of Letter of Transmittal.

101.IN*	XBRL Instance Document

101.SC*	XBRL Taxonomy Extension Schema Document

101.CA*	XBRL Taxonomy Extension Calculation Linkbase Document

101.LA*	XBRL Taxonomy Extension Label Linkbase Document

Exhibit No.	Description

101.DE*	XBRL Taxonomy Extension Definition Linkbase Document

101.PR*	XBRL Taxonomy Extension Presentation Linkbase Document

*	Previously filed.
†	Filed herewith